Exhibit 99.1

Fidelity D & D Bancorp, Inc.

Annual Shareholders' Meeting

May 1, 2012



Net Income (Loss)
(Dollars millions)
5.8
4.8
3.8
2.8
1.8
0.8
-0.2
-1.2
-2.2
-3.2
$1.256
$5.0
Cash Dividends
$4.6
$3.6
-$1.4
-$3.2
1st Q
'11
'10
'09
'08
'07


Total Deposits
(Dollars millions)
$516
$482
$459
$433
$426
520
505
490
475
460
445
430
415
400
385
'11
'10
'09
'08
'07


Residential Mortgage Lending
(Dollars millions)
315.0
295.0
275.0
255.0
235.0
215.0
195.0
175.0
2171
$290.6
$282.8
$264.4
$238.9
$204.5
1727
1st Q
'11
'10
'09
'08


Trust / Financial Services Revenue
(Dollars millions)
1,000
900
800
700
600
500
400
300
$975
$692
$723
$690
$665
'11
'10
'09
'08
'07


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Non-performing loans to total loans
3.50
2.50
1.50
0.50
3.46
2.47
2.98
0.93
0.90
'11
'10
'09
'08
'07

Programs and services to help you **start**, **grow** and **succeed**

Fidelity D & D Bancorp, Inc.

Supplemental Financial Information
Fiscal Year 2011
and First Quarter 2012

Salvatore R. DeFrancesco, Jr., CPA, CGMA
Treasurer and Chief Financial Officer
May 1, 2012

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things:

- *Continued weakness in economic and business conditions, nationally and in our market areas, which could increase credit-related losses and expenses and/or limit growth.*
- *Further declines in the market value of investment securities that are considered to be other-than-temporary, which would negatively impact our earnings and capital levels.*
- *Increases in defaults by borrowers and other delinquencies could result in increases in our provision for credit losses and related expenses.*
- *Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations.*
- *Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.*
- *Reduced wholesale funding capacity or higher borrowing costs which would reduce our liquidity and negatively impact earnings and net interest margin.*
- *Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.*
- *Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.*
- *The inability to successfully execute our strategic growth initiatives, which could limit further revenue and earnings growth.*
- *Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.*
- *The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.*
- *Other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Fidelity D & D Bancorp, Inc.

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Year-To-Date December 31, 2011	2010	Variance
Net Interest Income	$ 20,842	$ 20,753	$ 89
Provision for Loan Loss	1,800	2,085	(285)
Net Interest Income after Loan Loss	19,042	18,668	374
Net Impairment (Loss)	(246)	(11,836)	11,590
Other Income	5,938	5,424	514
Total Other Operating Income	5,692	(6,412)	12,104
Salaries and Benefits	8,786	9,001	(215)
Credit-related Collection/Foreclosure Costs	717	645	72
FDIC Premiums	617	859	(242)
Other Operating Expense	7,924	7,511	413
Total Noninterest Expense	18,044	18,016	28
Income before Taxes	6,690	(5,760)	12,450
Tax Provision	1,645	(2,556)	4,201
Net Income	**$ 5,045**	**$ (3,204)**	**$ 8,249**
Earnings Per Share (Diluted)	**$ 2.28**	**$ (1.50)**	**$ 3.78**
Dividends Per Share	**$ 1.00**	**$ 1.00**	**$ -**

Fidelity D & D Bancorp, Inc.



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
3.34%
3.60%
3.71%
3.89%
3.89%
2007
2008
2009
2010
2011
Years
UBPR Peer Group

Fidelity D & D Bancorp, Inc.


Noninterest Income
Dollars in Thousands
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2009
2010
2011
$383
$333
$391
$624
$1,060
$661
$1,998
$520
$348
$344
$710
$798
$815
$1,887
$629
$420
$556
$721
$799
$972
$1,778
Deposit service charges
Interchange fees
Gain on sale of loans
Loan service charges
Gain on sale of securities
Financial service fees
Trust fees
Other Operating Income

Fidelity D & D Bancorp, Inc.

Noninterest Expense

Dollars in Thousands



$20,000
$15,000
$10,000
$5,000
$-
$645
$859
$16,512
$717
$617
$16,710
2010
2011
Other Operating Expense
FDIC Premiums
Credit-related Costs

Fidelity D & D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands	December 31, 2011	December 31, 2010	YTD Variance
Assets			
Cash & cash equivalents	$ 52,165	$ 22,967	$ 29,198
Securities	108,544	83,431	25,113
Loans and Leases	410,831	416,014	(5,183)
Allowance for Loan Loss	(8,108)	(7,898)	(210)
Net Loans	402,723	408,116	(5,393)
Premises & Equipment	13,575	14,764	(1,189)
Other Assets	29,735	32,395	(2,660)
TOTAL ASSETS	$ 606,742	$ 561,673	$ 45,069
Liabilities & Equity			
Non-interest-bearing Demand Deposits	$ 96,155	$ 85,780	$ 10,375
NOW, Savings, Money Markets	294,302	253,017	41,285
Time Deposits	125,345	143,651	(18,306)
Total Deposits	515,802	482,448	33,354
Short-term Borrowings	9,507	8,548	959
FHLB Advances	21,000	21,000	-
Other Liabilities	6,809	2,903	3,906
TOTAL LIABILITIES	553,118	514,899	38,219
Equity	53,624	46,774	6,850
TOTAL LIABILITIES & EQUITY	$ 606,742	$ 561,673	$ 45,069

Fidelity D & D Bancorp, Inc.

Unaudited Income Statement Summary

Dollars in Thousands except per share information	Quarterly		Year-over-year
	1Q '12	1Q '11	Variance
Net Interest Income	$ 5,114	$ 5,234	$ (120)
Provision for Loan Loss	700	475	225
Net Interest Income after Loan Loss	4,414	4,759	(345)
Net Impairment (Loss)	(105)	(75)	(30)
Other Income	2,056	1,413	643
Total Other Operating Income	1,951	1,338	613
Salaries and Benefits	2,357	2,225	132
Credit-related Collection/Foreclosure Costs	138	40	98
FDIC Premiums	122	230	(108)
FHLB Prepayment Fee	236	-	236
Other Operating Expense	1,860	1,995	(135)
Total Noninterest Expense	4,713	4,490	223
Income before Taxes	1,652	1,607	45
Tax Provision (Benefit)	395	380	15
Net Income	**$ 1,257**	**$ 1,227**	**$ 30**
Earnings Per Share (Diluted)	**$ 0.56**	**$ 0.56**	**$ -**
Dividends Per Share	**$ 0.25**	**$ 0.25**	**$ -**

Fidelity D & D Bancorp, Inc.


Net Interest Margin
4.25%
3.75%
3.25%
4.05%
4.01%
3.85%
3.67%
3.73%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
1Q 2012
Quarter Ended
UBPR Peer Group

Fidelity D & D Bancorp, Inc.


Noninterest Income
Dollars in Thousands
$2,000
$1,500
$1,000
$500
$-
$171
$94
$147
$120
$246
$216
$418
$114
$158
$168
$254
$294
$395
$254
$419
1Q '11
1Q '12
Deposit service charges
Interchange fees
Gain on sale of loans
Loan service charges
Gain on sale of securities
Financial service fees
Trust fees
Other Operating Income

Fidelity D & D Bancorp, Inc.


Noninterest Expense
Dollars in Thousands
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$40
$230
$4,220
$138
$122
$236
$4,217
1Q '11
1Q '12
Other Operating Expense
FHLB Prepayment Fee
FDIC Premiums
Credit-related Costs

Fidelity D & D Bancorp, Inc.

Condensed Balance Sheet

Dollars in Thousands * Unaudited	March 31, 2012*	December 31, 2011	1st Quarter Variance	March 31, 2011*
Assets				
Cash & cash equivalents	$ 65,681	$ 52,165	$ 13,516	$ 47,443
Securities	115,367	108,544	6,823	90,882
Loans and Leases	422,272	410,831	11,441	419,807
Allowance for Loan Loss	(8,320)	(8,108)	(212)	(8,224)
Net Loans	413,952	402,723	11,229	411,583
Premises & Equipment	13,942	13,575	367	14,422
Other Assets	30,338	29,735	603	31,967
TOTAL ASSETS	$ 639,280	$ 606,742	$ 32,538	$ 596,297
Liabilities & Equity				
Non-interest-bearing Demand Deposits	$ 129,041	$ 96,155	$ 32,886	$ 113,283
NOW, Savings, Money Markets	298,286	294,302	3,984	262,914
Time Deposits	120,838	125,345	(4,507)	137,003
Total Deposits	548,165	515,802	32,363	513,200
Short-term Borrowings	17,238	9,507	7,731	11,131
FHLB Advances	16,000	21,000	(5,000)	21,000
Other Liabilities	2,900	6,809	(3,909)	2,663
TOTAL LIABILITIES	584,303	553,118	31,185	547,994
Equity	54,977	53,624	1,353	48,303
TOTAL LIABILITIES & EQUITY	$ 639,280	$ 606,742	$ 32,538	$ 596,297

Fidelity D & D Bancorp, Inc.



700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
($000)
575,719
556,017
561,673
606,742
639,280
433,312
436,291
458,994
424,345
482,448
407,903
515,802
398,186
548,165
411,505
2008
2009
2010
2011
March-12
Deposits
Net Loans
Assets

Fidelity D & D Bancorp, Inc.

Capital Adequacy Ratios

	March 31, 2012	December 31, 2011	March 31, 2011	Well Capitalized
Total - Risk Based Capital	12.9%	13.0%	12.0%	10.0%
Tier I - Risk Based Capital	11.6%	11.7%	10.8%	6.0%
Leverage	8.7%	8.7%	8.4%	5.0%

Wealth Management At Fidelity Bank

Trust Department Overview

For Our Shareholders of

Fidelity D&D Bancorp

Blakely and Drinker Streets
Dunmore, PA 18512
1-800-388-4380
www.bankatfidelity.com

Fidelity BANK DEPOSIT & DISCOUNT Member FDIC

Our Tools

- Revocable Living Trusts
- Irrevocable Trusts
- Testamentary Trusts
- Investment Management & Advisory Services
- IRAs and Retirement Planning
- Estate Planning and Estate Settlement
- Guardianships – minors & incapacitated persons
- Educational Trusts
- Life Insurance Trusts
- Special Needs Trusts
- Foundations
- Corporate Trustee, Paying Agent, Escrow Service

Trust Department Structure


Corporate Trust
Personal Trust

Income by Lines of Business



2011
17%
83%
Personal
Corporate

Historical Mix by Lines of Business

	Personal	***Corporate***
2007	47%	53%
2008	52%	48%
2009	69%	31%
2010	72%	28%
2011	83%	17%

Fee Trends



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
January
February
March
April
May
June
July
August
September
October
November
December
2006
2007
2008
2009
2010
2011
2012

Departmental Growth

	2010	2011
Personal Trust & Agency	57	92
IRA	36	31
Corporate Trust	48	43
Investment Management	34	33
Foundations	1	1
	176	200

2011 Highlight

Profitability

Income less Direct Expenses

+ 400%

Increase due to consistent growth
and
conscientious expense control

Competition – Asset Size


350,000
300,000
250,000
200,000
150,000
100,000
50,000
-
Dime Bank
ESSA
Honesdale National
Wayne Bank
Fidelity
Penn Security
2010
2011

12/31/11 Call Report Data

2012 Outlook

- Anticipating a record year…
  - Increases in revenue due to the addition of Luzerne accounts and continued new business development efforts
  - Renegotiation of trust accounting software contract, continued expense control
  - Continued implementation of our Strategic Plan

Wealth Management At Fidelity Bank

- Trusted Financial Advisors
  - Trust and Investment Services
  - Fidelity Asset Management Services

Serving the Needs of our Clients
&
Achieving the Goals of our Organization

Thank you for your continued support of our efforts.